UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024

Panacea Life Sciences Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5910 South University Blvd, C18-193

Greenwood Village, CO 80121

(Address of principal executive offices, including zip code)

(800) 985-0515

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Explanatory Note – PUR Life APA and Release and Assignment Agreement

As disclosed in the Company’s current report on form 8-K dated October 2, 2023, on September 26, 2023, the Company entered into an asset purchase agreement with PUR Life Medical, Inc. (“PUR Life”), whereby PUR Life agreed to sell and the Company agreed to purchase all assets used or useful in the business operations of PUR Life for the total contingent purchase price of up to $2.6 million (“PUR Life APA”). Under the PUR Life APA, the Company paid PUR Life the initial compensation deposit of $180,000, with additional compensation of $820,000 contingent upon audit completion by November 10, 2023, and remaining additional compensation of $1.6 million contingent upon the acquired business’ successful collection of PUR Life’s franchise fees and royalties over the succeeding four-year period.

On November 10, 2023, the Company and PUR Life entered into a release and assignment agreement (the “PUR Life APA Release”), pursuant to which PUR Life agreed to rescind the PUR Life APA and refund the Company’s initial deposit of $180,000 under the PUR Life APA to the Company. Under the terms of the PUR Life APA Release, in the event that PUR Life failed to refund to the Company the $180,000 deposit no later than November 14, 2023, the PUR Life APA Release would not serve to rescind the PUR Life APA and the Company would retain all right and title to the PUR Life business assets acquired by the Company pursuant to the PUR Life APA. As PUR Life failed to return the Company’s deposit of $180,000 by November 14, 2023, pursuant to the PUR Life APA Release, the Company maintained full ownership and control of PUR Life and its business assets under the ongoing PUR Life APA, and the remaining contingent payments due from the Company under the PUR Life APA were considered rescinded, null and void.

Asset Purchase Agreement (Related Party Transaction)

On January 29, 2024, Panacea Life Sciences Holdings, Inc., a Nevada corporation (“Panacea” or the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with PLM Holdings, Inc., a Colorado corporation (“PLM Holdings”), whereby PLM Holdings acquired from the Company all assets owned by the Company of and relating to the PUR Life Medical System and assumed certain liabilities from the Company relating to the PUR Life Medical System. In compensation to the Company under the Purchase Agreement, PLM Holdings issued to the Company a promissory note for the aggregate purchase price of $180,000. The liabilities assumed by PLM Holdings under the Purchase Agreement comprise all the liabilities, duties, and obligations of the Company under the relevant PUR Life Medical System franchise agreements and area representative agreements.

Assignment and Assumption Agreement

On January 29, 2024, in connection with and as an exhibit to the Purchase Agreement, the Company entered into an ancillary assignment and assumption agreement with PLM Holdings, whereby PLM Holdings accepted the assignment and assumption of all of the Company’s duties and obligations under the relevant PUR Life Medical System franchise agreements and area representative agreements.

Intellectual Property Assignment

On January 29, 2024, in connection with and as an exhibit to the Purchase Agreement, the Company executed an ancillary assignment of all worldwide right, title, and interests in trademarks and service marks to PLM Holdings, serving to transfer ownership of the relevant PUR Life trademarks from the Company to PLM Holdings in connection with the Purchase Agreement.

Related Party Transaction

The Purchase Agreement and related ancillary agreements described above constitute a related party transaction as defined by Item 404 of Regulation S-K in that the control persons of PLM Holdings are directors, officers and shareholders of the Company. Leslie Buttorff, the Company’s chief executive officer and director, is a shareholder and director of PLM Holdings. Nick Cavarra, the president of the Company, is a shareholder and director of PLM Holdings.

The foregoing description of the PUR Life APA, the PUR Life APA Release, the Purchase Agreement and its ancillary agreements is qualified in its entirety by the terms and conditions of such documents, which are filed as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
10.1*+	Asset Purchase Agreement dated September 26, 2023, by and between the Issuer and PUR Life Medical, Inc.
10.2*	Release and Assignment Agreement dated November 10, 2023, by and between the Issuer and PUR Life Medical, Inc.
10.3*	Asset Purchase Agreement dated January 29, 2024, by and between the Issuer and PLM Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
+	Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Panacea Life Sciences Holdings, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACEA LIFE SCIENCES HOLDINGS, INC.

	By:	/s/ Leslie Buttorff
Date: February 5, 2024		Leslie Buttorff
Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*+	Asset Purchase Agreement dated September 26, 2023, by and between the Issuer and PUR Life Medical, Inc.
10.2*	Release and Assignment Agreement dated November 10, 2023, by and between the Issuer and PUR Life Medical, Inc.
10.3*	Asset Purchase Agreement dated January 29, 2024, by and between the Issuer and PLM Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
+	Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Panacea Life Sciences Holdings, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.